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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) April 17, 2003
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                               The Midland Company
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             (Exact name of registrant as specified in its charter)


           Ohio                        1-6026                    31-0742526
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


                 7000 Midland Boulevard, Amelia, Ohio 45102-2607
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  Registrant's Telephone Number, including area code (513) 943-7100
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                                      N/A
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         (Former name or former address, if changed since last report.)

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     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c) Exhibit 99.1 Company Press Release dated April 17, 2003.

     ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On April 17, 2003, the Company issued the press release furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     The Midland Company
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                                                        (Registrant)

Date   April 17, 2003                              /s/ John I. Von Lehman
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                                                  Executive Vice President,
                                                Chief Financial Officer and
                                                      Secretary